Exhibit 10.1

ANTICUS INTERNATIONAL CORPORATION

STOCK SUBSCRIPTION AGREEMENT

TO: ANTICUS INTERNATIONAL CORPORATION (the "Company"), SELLER

All subscribers are subject to the provisions of the Stock Subscription Agreement.

1.

The undersigned hereby subscribes for ________________ shares of Anticus International Corporation (the "Company") at a purchase price of $0.10 per share, in accordance with the terms and conditions of this Stock Subscription Agreement (the “Agreement”).

2.

This subscription is one of a limited number of such subscriptions for shares of common stock of the Company.  The execution of this Agreement shall constitute an offer by the undersigned to subscribe for common shares of stock in the amount specified above.  The Seller, Anticus International Corporation, shall have the right, in its sole discretion, to reject such offer for any reason whatsoever, or, by executing a copy of this  Agreement, to accept such offer.  If such offer is accepted, Anticus International Corporation will return an executed copy of this Agreement to the undersigned, and will subsequently direct its transfer agent by way of a treasury order to issue a share certificate in the number of shares as specified above and in such name or names as the undersigned has directed in this Agreement.

If this Agreement is rejected by the Company or if the offering is not consummated for any reason, the subscription payment of the undersigned will be returned, in full, as soon as practicable following termination of the offering or the date of rejection, as applicable.  It is understood that this Agreement is not binding upon Anticus International Corporation unless and until it is accepted by Anticus International Corporation, as evidenced by its execution of this Agreement where indicated below.

3.

The undersigned hereby makes the following representations and warranties:

a.

the undersigned has been furnished with and has carefully reviewed the prospectus contained in the Company's SB2 Registration Statement and documents attached thereto, and has had the opportunity to ask questions of and receive answers from the Company;

b.

the undersigned is of legal majority and of sufficient legal capacity to execute this  Agreement, and warrants that all information provided to Anticus International Corporation is true and correct and complete in all respects as of the date hereof;

c.

the undersigned has adequate means of providing for his current needs and possible personal contingencies and has no need for liquidity in this subscription, and his overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his subscription in the shares will not cause such overall commitment to become excessive;

d.

the undersigned is acquiring the shares of common stock for his own account for investment purposes only and is not purchasing the subject shares for an undisclosed third party;

e.

if the undersigned is a corporation, partnership, trust or other entity, it represents:

(i)

it is duly organized, validly existing, and in good standing under the laws of the United States of America or elsewhere, and has all of the requisite power and authority to subscribe for the shares as provided herein;

(ii)

such subscription does not result in any violation of, or conflict with, any term of the charter or bylaws of the undersigned or an instrument to which it is bound or any law or regulation applicable to it;

(iii)

such subscription has been duly authorized by all the necessary actions required on behalf of the undersigned;

(iv)

this Agreement has been duly executed and delivered on behalf of the undersigned and constitutes a legal, valid and binding agreement upon the undersigned.

The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of delivery of the purchase price to Anticus International Corporation and shall survive such delivery period.

4.

Miscellaneous

A.

This Stock Subscription Agreement, any amendments or replacements thereof, and the legality, validity and performance of the terms hereof, shall be governed by, and enforced, determined and construed in accordance with the laws of the State of Nevada applicable to contracts, transactions and obligations entered into and to be performed in such State.

B.

This Agreement contains the entire agreement between the parties hereto.  The provisions of this Agreement may not be modified or waived except in writing.  References to the masculine in this Agreement includes the feminine and neuter.

C.

This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.  The undersigned may not assign any or his rights or interests in and under this Agreement without the prior written consent of Anticus International Corporation, and any attempted assignment without such consent shall be void and without effect.

D.

It is understood that this subscription is offered on a subject to prior sale basis and is not binding on Anticus International Corporation until the Company accepts it, which acceptance is at the sole discretion of the Company, by executing this Agreement where indicated.

5.

Subscription

The undersigned hereby subscribes for the purchase of common shares of the stock of Anticus International Corporation and encloses payment of $________________ (@ $0.10 per share) payable to Anticus International Corporation.

EXECUTED this ______________ day of ______________________, 200___, at

________________________________________________

________________________________

________________________________

Signature of Subscriber, or, if Subscriber

Name of Subscriber- PLEASE PRINT

is a corporation, partnership or trust,

signature of authorized signatory

________________________________

Social Security or other identification number

________________________________

Office of Authorized Signatory

_____________________________

Address of Subscriber

_____________________________

If the subscriber is a partnership,

City

corporation or trust, complete the

following:

_____________________________

State/Province

Zip Code

____________________________________

Name of Partnership, Corporation or Trust

PLEASE PRINT

(affix seal, if any)

This Stock Subscription Agreement is accepted by Anticus International Corporation this

_________________ day of _______________________, 200_____.

ANTICUS INTERNATIONAL CORPORATION

By:_________________________

President